EXHIBIT 99.2

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF FLORIDA
                                MIAMI DIVISION


     IN RE:                                      CASE NUMBER
                                                 00-27939-BKC-RBR
                                                 -------------------------------
     New Commodore Cruise Lines Limited
                                                            --------------------
                                                 JUDGE      Raymond B. Ray
                                                            --------------------

               DEBTOR.                           CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                      FROM:  2/1/2001      TO:  2/28/2001
                           -----------        ------------

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                            Chad P. Pugatch
                                            -------------------------------
                                            Attorney for Debtor

                                            Attorney's Address
     Debtor's Address                       and Phone Number
     and Phone Number                       Northmark Building, Suite 101
                                            -------------------------------
     4000 Hollywood Blvd, suite 385-S       33 N.E. 2nd Street
     -----------------------------------    -------------------------------
     Hollywood, Fl 33021                    Fort Lauderdale, FL 33301
     -----------------------------------    -------------------------------
     (954) 967-2131                         (954) 462-8000
     -----------------------------------    -------------------------------

                     MONTHLY FINANCIAL REPORT FOR BUSINESS
                     -------------------------------------

     FOR PERIOD BEGINNING  2/1/2001                    AND ENDING  2/28/2001
                           -----------------------                -------------

Name of Debtor: New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
                ----------------------------------              ----------------
                    Date of Petition:  27-Dec-00
                                       -----------

                                                            CURRENT                  CUMULATIVE
                                                            MONTH                    PETITION TO DATE
                                                            ------------             ----------------
1. CASH AT BEGINNING OF PERIOD                               593,387.53               502,034.56
                                                            ------------             ----------------
2. RECEIPTS:
     A. Cash Sales                                                    0                        0
                                                            ------------             ----------------
               Less Cash Refunds                                      0                        0
                                                            ------------             ----------------
               Net Cash Sales                                         0                        0
                                                            ------------             ----------------
     B. Collection on Postpetition A/R                                0                        0
                                                            ------------             ----------------
     C. Collection on Prepetition A/R                          8,594.05                26,463.65
                                                            ------------             ----------------
     D. Other Receipts (Attach List)                             167.43               387,832.70
                                                            ------------             ----------------
     (If you receive rental income
     you must attach a rent roll.)
3. TOTAL RECEIPTS                                              8,761.48               414,296.35
                                                            ------------             ----------------
4. TOTAL CASH AVAILABLE FOR
     OPERATION (Line 1+Line 3)                               602,149.01               916,330.91
                                                            ------------             ----------------
5. DISBURSEMENTS
     A. US Trustee Quarterly Fees                                250.00                   250.00
                                                            ------------             ----------------
     B. Net Payroll                                           86,294.69               170,370.63
                                                            ------------             ----------------
     C. Payroll Taxes Paid                                    37,645.55                71,171.51
                                                            ------------             ----------------
     D. Sales and Uses Taxes                                          0                        0
                                                            ------------             ----------------
     E. Other Taxes                                                   0                        0
                                                            ------------             ----------------
     F. Rent                                                   7,474.48                37,580.50
                                                            ------------             ----------------
     G. Other Leases (Attachment 3)                            7,018.96               150,967.47
                                                            ------------             ----------------
     H. Telephone                                             15,768.32                16,112.23
                                                            ------------             ----------------
     I. Utilities                                                  0.00                     0.00
                                                            ------------             ----------------
     J. Travel & Entertainment                                 5,065.16                 5,616.99
                                                            ------------             ----------------
     K. Vehicle Expenses                                           0.00                     0.00
                                                            ------------             ----------------
     L. Office Supplies                                          151.31                   718.63
                                                            ------------             ----------------
     M. Advertising                                                0.00                   167.00
                                                            ------------             ----------------
     N. Insurance (Attachment 7)                               5,799.21                 5,799.21
                                                            ------------             ----------------
     O. Purchases of Fixed Assets                                  0.00                     0.00
                                                            ------------             ----------------
     P. Purchases of Inventory                                     0.00                     0.00
                                                            ------------             ----------------
     Q. Manufacturing Supplies                                     0.00                     0.00
                                                            ------------             ----------------
     R. Repair & Maintenance                                     375.00                   375.00
                                                            ------------             ----------------
     S. Payments to secured Creditors                         46,456.80                46,456.80
                                                            ------------             ----------------
     T. Other Operating Expenses                              46,551.37                67,446.78
                                                            ------------             ----------------
                    (Attach List)
6. TOTAL CASH DISBURSEMENTS                                  258,850.85               573,032.75
                                                            ------------             ----------------
7. ENDING CASH BALANCE
     (LINE 4-LINE6)                                          343,298.16               343,298.16
                                                            ------------             ----------------


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 16th   day of March, 2001.   /s/ Jose Martin
    -------                      ------------------------------

         New Commodore Cruise Limited
             Cash Receipts Detail
        For the Month of February, 2001


RECEIPTS DETAIL
          Deposits

                8,594.05 Receipt of Prepetition Receivable - Not included in prepetition A/R
                  167.43   Transfer from Operating Account
              -----------

                8,761.48   Total Deposits

              -----------
                8,761.48   Total amount characterized as receipts on Monthly
              ===========  Financial Report

                  New Commodore Cruise Line Limited
                    Debtor in Possession 00-27939
                     February 2000 Disbursements

CHECK    CHECK  VENDOR                                      CHECK  Fin
NUMBER    DATE  NUMBER   NAME                              AMOUNT  Rpt  PURPOSE

38    2/6/2001   21006   U. S. TRUSTEE                     250.00   a   for New Commodore
73   2/21/2001    3095   CDR PRESIDENTIAL L.L.C.         7,474.48   f   Office Rent
27    2/1/2001    9015   IBM CORPORATION-SP4               824.96   g   Computer Equipment Lease
35    2/6/2001    9015   IBM CORPORATION-SP4             6,194.00   g   Computer Equipment Lease
44    2/7/2001    9043   INFORMATION MANAGEMENT          1,775.00   h   Internet access
26    2/1/2001    2089   BELLSOUTH                     $ 4,464.12   h   Telephones
49   2/14/2001 *000050   COMPUSERVE                        200.68   h   Internet access
52   2/14/2001    2089   BELLSOUTH                       5,244.98   h   Telephone lines
57   2/14/2001   14052   NEXTEL COMMUNICATIONS             899.88   h   Cellular Phones
67   2/16/2001   13160   MCI WORLDCOM-UUNET                687.65   h   Office Internet
84   2/27/2001    2089   BELLSOUTH                         766.49   h   Telephone lines
89   2/27/2001   14052   NEXTEL COMMUNICATIONS           1,729.52   h   Cellular Phones
36    2/6/2001   18049   RODOLFO SPINELLI                  413.76   j   Travel Expense Reimbursement
58   2/14/2001   18049   RODOLFO SPINELLI                  363.96   j   Travel Expense Reimbursement
70   2/16/2001   30130   FRED MAYER                      2,171.45   j   Travel Expense Reimbursement
71   2/16/2001   30171   ALAN PRITZKER                   1,417.97   j   Travel Expense Reimbursement
74   2/21/2001    5046   EDOUARD PETITSON                  698.02   j   Travel Expense Reimbursement
60   2/14/2001   19241   STANDGUARD                         89.94   l   Office Water Machine
90   2/27/2001   19241   STANDGUARD                         61.37   l   Office Water Machine
78   2/22/2001   15067   PREMIUN ASSIGMENT               5,799.21   n   Insurance
37    2/6/2001   19175   SOUTHEAST COMPUTER SOLUTIONS      375.00   r   Software Modification
43    2/7/2001    1350   AZURE INVESTMENTS INC          46,456.80   s   See Note Below
29    2/1/2001   21009   U.S. MARITIME CONSULTANTS       5,000.00   t   Crew Claims Negotiation
30    2/6/2001 *000454   JULIA DE LEON                     156.63   t   COBRA reimbursement
31    2/6/2001  *30210   CONNIE SCHRIDER                    48.50   t   COBRA reimbursement
32    2/6/2001  *50234   ANAND PRASHAD                     156.63   t   COBRA reimbursement
33    2/6/2001 *990323   VIVIAN GAZZOLA                    156.63   t   COBRA reimbursement
39    2/6/2001   21006   U. S. TRUSTEE                     250.00   t   for Crown Limited
40    2/6/2001   21006   U. S. TRUSTEE                     250.00   t   for Almira
41    2/6/2001   21006   U. S. TRUSTEE                     250.00   t   for Commodore Cruise LTD
42    2/6/2001   21006   U. S. TRUSTEE                     250.00   t   for Commodore Holdings
45    2/7/2001   30025   LUCIA BENARROSH                   324.02   t   COBRA reimbursement
46    2/7/2001   18001   R.R. DONNELLEY FINANCIAL        1,395.00   t   Reports to SEC (Form 8K)
47    2/8/2001 *000458   JAY PILAR SOTO                    600.00   t   Office move - Electrical work
48    2/8/2001 *000458   JAY PILAR SOTO                    600.00   t   Office move - Electrical work (not duplicate)
50   2/14/2001 *000123   MARY ALEX                         100.05   t   COBRA reimbursement
51   2/14/2001  *10273   PAYCHEX BUSINESS SOLUTIONS        189.25   t   Processing Form 1099's
53   2/14/2001    6010   FEDERAL EXPRESS CORP.             261.01   t   Express mail
54   2/14/2001    9038   INDOFF                            962.91   t   Office Move
55   2/14/2001   11059   ZLATKO KOSOVIC                    473.15   t   COBRA reimbursement
56   2/14/2001   12070   LINE LINK COMMUNICATION, INC.  13,038.00   t   Office move - Telephone work
59   2/14/2001   18064   RICHARD DIPPLE                    483.79   t   COBRA reimbursement
61   2/14/2001   19314   SYSTEM ONE COMPANY                 18.76   t   Amadeus for Air tickets
62   2/16/2001 *000060   MIRIAM CAMERA                     156.00   t   COBRA reimbursement
63   2/16/2001 *000459   EVANGELOS GKIOKAS               1,831.00   t   Settle Crew Claim
64   2/16/2001  *50234   ANAND PRASHAD                     156.63   t   COBRA reimbursement
65   2/16/2001    7110   GRANT THORNTON LLP                337.50   t   Expense Reimbursement
66   2/16/2001   11059   ZLATKO KOSOVIC                    473.15   t   COBRA reimbursement
68   2/16/2001   30025   LUCIA BENARROSH                   324.02   t   COBRA reimbursement
69   2/16/2001   30129   JOSE MARTIN                       313.26   t   COBRA reimbursement
72   2/21/2001 *000451   BEST OFFICE SYSTEM              2,756.38   t   Office Move - Warehouse
75   2/21/2001   12070   LINE LINK COMMUNICATION, INC.   1,280.00   t   Office move - Telephone work
76   2/22/2001 *000460   ZIELINSKI GOMEZ & BIKKER        5,000.00   t   Legal Fees (retainer approved by court)
77   2/22/2001    6010   FEDERAL EXPRESS CORP.              27.04   t   Express mail
79   2/27/2001 *000454   JULIA DE LEON                     156.63   t   COBRA reimbursement
80   2/27/2001 *000461   THE WALTERS NIXON GROUP, INC    2,914.79   t   Settle Passenger Claim
81   2/27/2001  *20701   UFAC                                4.00   t   Travel Expense Auto Insurance Waiver
82   2/27/2001  *30213   PAOLO BENNASSI                    384.42   t   COBRA reimbursement
83   2/27/2001 *990323   VIVIAN GAZZOLA                    156.63   t   COBRA reimbursement
85   2/27/2001    5046   EDOUARD PETITSON                  313.26   t   COBRA reimbursement
86   2/27/2001    6010   FEDERAL EXPRESS CORP.             100.10   t   Express mail
87   2/27/2001    8090   HORR,LINFORS & SKIPP            3,476.95   t   Defense of crew claim (Recoverable form insurer)
92   2/27/2001   30187   GWEN RICH                         508.33   t   COBRA reimbursement
                                                      ------------
          Total Operating Account Check Register       133,993.66

          Net Payroll                                   86,294.69   b
          Payroll account Bank Fees                        112.32   t
          Taxes Deposited                               37,645.55   c
          Operating & Tax Account Fees                      16.00   t
          Credit card chargebacks                          172.59   t
          Petty Cash Disbursements                         616.04   t
                                                      ------------
    TOTAL DISBURSEMENTS                                258,850.85


    NOTE : New Commodore Cruise Lines received funds belonging to Azure in
           December, 2000.
           A portion of the amount received was needed to pay principal and interest on Azure debt
           The balance remained in New Commodore (included in the post-petition opening balance)

                                  ATTACHMENT 1
                                  ------------

             MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
             ----------------------------------------------------

Name of Debtor: New Commodore Cruise Lines Limited Case Number: 00-27939-BKC-RBR
                ----------------------------------              ----------------
Reporting Period beginning     2/1/2001               and ending   2/28/2001
                              --------------------              ----------------

ACCOUNTS RECEIVABLE AT PETITION DATE:                       302,479.72
                                                           -----------

ACCOUNTS RECEIVABLE RECONCILIATION(Include all accounts receivable, pre petition and post petition, including charge card sales which have not been received):

   Beginning of the Month Balance           $   209,685.68
   PLUS: Current Month New Billings              13,484.89
   LESS: Collection During the Month                 53.26
                                            --------------
   End of Month Balance                     $   223,117.31
                                            ==============

- ------------------------------------------------------------------------------
AGING:(Show the total amount for each age group of accounts incurred since filing the petition)

      0-30 Days     31-60 Days    61-90 Days    Over 90 Days    Total

- ------------------------------------------------------------------------------

                                 ATTACHMENT 2
                                 ------------

             MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
             ----------------------------------------------------

Name of Debtor: New Commodore Cruise Lines Limited Case Number: 00-27939-BKC-RBR
                ----------------------------------              ----------------
Reporting Period beginning     2/1/2001               and ending   2/28/2001
                               --------                         ----------------

In the space below list all invoices or bills incurred and not paid since the filing of the petition Do not include amounts owed prior to filing the petition.

     Date              Days
   Incurred          Outstanding         Vendor      Description    Amount
   --------          -----------         ------      -----------    ------

see attached detail                                               $56,564.03


-----------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)             $ 15,295.25
PLUS: New Indebtedness Incurred This Month            $ 56,564.03
LESS: Amount Paid on Prior Accounts Payable           $ 15,295.25
                                                      -----------
Ending Month Balance                                  $ 56,564.03
                                                      ===========

-----------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)
                                              Number              Total
                                              of Post             Amount of
Secured          Date                         Petition            Post Petition
Creditors/       Payment       Payment        Payments            Payments
Lessor           Due           Amount         Delinquent          Delinquent
------           ---           ------         ----------          ----------

                       NEW COMMODORE CRUISE LINES LIMITED
                         POST PETITION ACCOUNTS PAYABLE
                             AS OF FEBRUARY 28, 2001

DATE      DAYS OUT-
INCURRED  STANDING  VENDOR #  VENDOR NAME     DESCRIPTION     INVOICE #    INVOICE AMT

02/24/01     4    *000050   Compuserve                      February service                          1102129487      40.80
02/28/01     0    *000060   Miriam Camera                   February Cobra insurance reimbursement     2/28/2001     156.00
02/01/01    27    *000466   Borer Financial Communications  Edgar filing expense                       6/24/1905     102.00
02/27/01     1    *200550   Ralph V. De Martino             Travel expenses                               022701   2,092.45
02/09/01    19       3265   Comsat Mobile Communications    Enchanted Isle January charges             M10110854   1,085.46
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     34863       6.37
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     34864      27.52
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     34865       9.55
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     34866      34.54
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     34913      36.39
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     34914      14.08
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     34915      43.12
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     34916       9.55
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     34917      36.65
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     34918      20.72
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     35207     177.64
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     35260      47.89
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     35427      36.99
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     35489     156.45
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     35581      99.75
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     35743     663.14
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     35749     331.14
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     35799      47.46
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     35899     314.07
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     35900      17.67
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     35901      45.33
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     35965      24.18
02/01/01    27       3303   Copyscan, Inc.                  Bankruptcy copying charges                     36044   3,563.44
02/09/01    19       3303   Copyscan, Inc.                  Bankruptcy copying charges                     36230  11,960.63
02/12/01    16       3303   Copyscan, Inc.                  Bankruptcy copying charges                     36279      47.36
02/12/01    16       3303   Copyscan, Inc.                  Bankruptcy copying charges                     36281     217.58
02/13/01    15       3303   Copyscan, Inc.                  Bankruptcy copying charges                     36362      38.93
02/15/01    13       3303   Copyscan, Inc.                  Bankruptcy copying charges                     36447      26.50
02/15/01    13       3303   Copyscan, Inc.                  Bankruptcy copying charges                     36521      40.28
02/08/01    20       9032   Ikon Office Solutions           January Warehouse storage charges          VAN027507   4,585.00
02/28/01     0       9032   Ikon Office Solutions           February Warehouse storage charges         VAN027985   4,585.00
02/25/01     3      14052   Nextel Communications           Enchanted Isle February charges                22501     504.05
01/01/01    58      15067   Premium Assignment              London & Norfolk office liability insurance    8073A  17,107.67
02/28/01     0      19062   Sea Hawk                        February representation                     2001-014   5,000.00
02/26/01     2      19121   Robert Shim                     Reimb for copy paper and modem                 22601     113.66
02/13/01    15      30130   Fred Mayer                      January Cobra/travel expenses                  21301   1,459.80
02/15/01    12      30130   Fred Mayer                      Travel expenses                                21501     666.87
02/28/01     0      30171   Alan Pritzker                   February Cobra/travel expenses                 22801     970.35
                                                                                                                  ---------
                                                                                                                  56,564.03
            02/28/01

                                 ATTACHMENT 3
                                 ------------

                       INVENTORY AND FIXED ASSETS REPORT
                       ---------------------------------

Name of Debtor: New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
                ----------------------------------              ----------------
Reporting Period beginning         2/1/2001          and ending  2/28/2001
                              --------------------              ----------------

                               INVENTORY REPORT
                               ----------------

INVENTORY BALANCE AT PETITION DATE:                            330,343.93
                                                         ----------------

INVENTORY RECONCILIATION:

             Inventory Balance at Beginning of Month           330,343.93
                                                         ----------------
             Inventory Purchased During Month
                                                         ----------------
             Inventory Used or Sold
                                                         ----------------
             Inventory On Hand at End of Month                 330,343.93


METHOD OF COSTING INVENTORY:
                                                   ----------------------

------------------------------------------------------------------------------

                              FIXED ASSET REPORT
                              ------------------

FIXED ASSET FAIR MARKET VALUE AT PETITION DATE:              8,011,767.56
                                                         ----------------
(Include Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only)
                                                 -----------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

FIXED ASSET RECONCILIATION:

      Fixed Asset Book Value at Beginning of Month           7,880,949.43
                                                         ----------------
                  LESS: Depreciation Expense                    65,289.06
                                                         ----------------
                   PLUS: New Purchases                                  -
                                                         ----------------
      Ending Monthly Balance                                 7,815,660.37
                                                         ----------------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:
                    ----------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning        2/1/2001           and ending 2/28/2001
                                  --------                      ---------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA           BRANCH:
              -------------------------         ----------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Payroll Account

ACCOUNT NUMBER:       375 400 0997
                      ---------------------------------------------------------

PURPOSE OF ACCOUNT:   Payroll Account
                      ---------------------------------------------------------

          Beginning Balance                            (238.93)
                                             -----------------
          Total of Deposit Made                      86,789.59
                                             -----------------
          Total Amount of Checks Written             86,294.69
                                             -----------------
          Service Charges                               112.32
                                             -----------------
          Closing Balance                               143.65
                                             -----------------


Number of First Check Written this Period                           235715
                                                                 ---------
Number of Last Check Written this Period                            235765
                                                                 ---------

Total Number of Checks Written this Period                              51
                                                                 ---------


                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable        Face Value        Purchase Price    Date of Purchase
Instrument
-------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor: New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
                ----------------------------------              ----------------
Reporting Period beginning                2/1/2001  and ending   2/28/2001
                                          --------              ----------------
NAME OF BANK:   BANK OF AMERICA                      BRANCH:
                -------------------                          -------------------

ACCOUNT NAME:   New Commodore Cruise Lines Limited Debtor-in-possession
                ----------------------------------------------------------------
                #00-27939 Payroll Account

ACCOUNT NUMBER:      375 400 0997
                     -----------------------------------------------------------

PURPOSE OF ACCOUNT:  Payroll Account
                     -----------------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date           Check Number                     Payee       Purpose      Amount
----           ------------                     -----       -------      ------
2/2 & 2/16     235715-235765 see attached list  employees   Paychecks  86,294.69

                                                                Total  86,294.69

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor New Commodore Cruise Lines Limited  Case Number :00-27939-BKC-RBR
               ----------------------------------               ----------------

Reporting Period beginning 2/1/01                     and ending  2/28/01
                           --------------------------            ---------------

NAME OF BANK: BANK OF AMERICA                        BRANCH:
              --------------------------------------         -------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-In-Possession
              ------------------------------------------------------------------
              #00-27939 Payroll Account

ACCOUNT NUMBER:            375 400 0997
                ----------------------------------------------------------------

PURPOSE OF ACCOUNT:        Payroll Account
                    ------------------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Etc


                    Check
       Date        Number      Payee                       Purpose                        Amount
       ----        ------      -----                       -------                        ------
      2/2/2001    30235715     Batista, Louise             1/20/01 - 2/02/01 Payroll      1,385.63
      2/2/2001    30235716     Camera, Miriam              1/20/01 - 2/02/01 Payroll      1,286.24
      2/2/2001    30235717     Dipple, Richard             1/20/01 - 2/02/01 Payroll      3,214.40
      2/2/2001    30235718     Mayer, Fred                 1/20/01 - 2/02/01 Payroll      2,884.12
      2/2/2001    30235719     Pritzker, Alan              1/20/01 - 2/02/01 Payroll      4,975.95
      2/2/2001    30235720     Spinelli, Rodolfo           1/20/01 - 2/02/01 Payroll      3,145.25
      2/2/2001    30235721     Deleon, Julia               1/20/01 - 2/02/01 Payroll        781.32
      2/2/2001    30235722     Gazzola, Vivian             1/20/01 - 2/02/01 Payroll      1,090.95
      2/2/2001    30235723     illeland-Rich Gwendolyn     1/20/01 - 2/02/01 Payroll      2,342.14
      2/2/2001    30235724     Gimenez, Severine           1/20/01 - 2/02/01 Payroll      1,284.92
      2/2/2001    30235725     Lewing, Maria               1/20/01 - 2/02/01 Payroll      2,876.74
      2/2/2001    30235726     Martin, Jose                1/20/01 - 2/02/01 Payroll      2,888.11
      2/2/2001    30235727     Moreno, Lisette             1/20/01 - 2/02/01 Payroll      1,051.03
      2/2/2001    30235728     Prashad, Satyanand          1/20/01 - 2/02/01 Payroll      2,105.64
      2/2/2001    30235729     Shim, Robert                1/20/01 - 2/02/01 Payroll      1,765.82
      2/2/2001    30235730     Benarrosh, Alicia           1/20/01 - 2/02/01 Payroll      1,767.16
      2/2/2001    30235731     Black Dwayne                1/20/01 - 2/02/01 Payroll        228.37
      2/2/2001    30235732     James, Georgia              1/20/01 - 2/02/01 Payroll        291.57
      2/2/2001    30235733     Mahadeo, Sandra             1/20/01 - 2/02/01 Payroll        420.91
      2/2/2001    30235734     Montalvo, Gloria            1/20/01 - 2/02/01 Payroll        431.56
      2/2/2001    30235735     Small, Mae                  1/20/01 - 2/02/01 Payroll        209.86
      2/2/2001    30235736     Stutin, Jeffrey             1/20/01 - 2/02/01 Payroll      1,109.70
      2/2/2001    30235737     Alex, Mary                  1/20/01 - 2/02/01 Payroll        940.79
      2/2/2001    30235738     Benassi, Paolo              1/20/01 - 2/02/01 Payroll      2,150.04
      2/2/2001    30235739     Carcache-Jatib, Maria       1/20/01 - 2/02/01 Payroll      1,123.88
      2/2/2001    30235740     Carcache, Maria             1/20/01 - 2/02/01 Payroll      1,197.47
      2/2/2001    30235741     Cascio III, John            1/20/01 - 2/02/01 Payroll      2,878.67
      2/2/2001    30235742     Greatrex Jr., Frank         1/20/01 - 2/02/01 Payroll        375.13
      2/2/2001    30235743     McGrath, Joseph             1/20/01 - 2/02/01 Payroll        800.67
      2/2/2001    30235744     Petitson, Eduard            1/20/01 - 2/02/01 Payroll      1,544.37
      2/2/2001    30235745     Schrider, Connie            1/20/01 - 2/02/01 Payroll      1,274.81
      2/2/2001    30235746     Tibodeaux, Peggy            1/20/01 - 2/02/01 Payroll        236.44
      2/2/2001    30235747     Zaltko, Kosovic             1/20/01 - 2/02/01 Payroll      2,665.78
     2/16/2001    30235748     Batista, Louise"            2/03/01 - 2/16/01 Payroll      1,082.18
     2/16/2001    30235749     Camera, Miriam"             2/03/01 - 2/16/01 Payroll      1,033.48
     2/16/2001    30235750     Mayer, Fred                 2/03/01 - 2/16/01 Payroll      2,884.11
     2/16/2001    30235751     Pritzker, Alan              2/03/01 - 2/16/01 Payroll      4,975.94
     2/16/2001    30235752     Spinelli, Rodolfo           2/03/01 - 2/16/01 Payroll      3,145.25
     2/16/2001    30235753     Deleon, Julia               2/03/01 - 2/16/01 Payroll        609.60
     2/16/2001    30235754     Gazzola, Vivian             2/03/01 - 2/16/01 Payroll        847.84
     2/16/2001    30235755     illeland-Rich Gwendolyn     2/03/01 - 2/16/01 Payroll      1,532.16
     2/16/2001    30235756     Gimenez, Severine           2/03/01 - 2/16/01 Payroll      1,056.27
     2/16/2001    30235757     Lewing, Maria               2/03/01 - 2/16/01 Payroll      2,876.73
     2/16/2001    30235758     Martin, Jose                2/03/01 - 2/16/01 Payroll      2,888.11
     2/16/2001    30235759     Prashad, Satyanand          2/03/01 - 2/16/01 Payroll      1,675.02
     2/16/2001    30235760     Shim, Robert                2/03/01 - 2/16/01 Payroll      1,392.69
     2/16/2001    30235761     Benarrosh, Alicia           2/03/01 - 2/16/01 Payroll      1,383.40
     2/16/2001    30235762     Alex, Mary                  2/03/01 - 2/16/01 Payroll        512.76
     2/16/2001    30235763     Cascio III, John            2/03/01 - 2/16/01 Payroll      2,317.91
     2/16/2001    30235764     Petitson, Eduard            2/03/01 - 2/16/01 Payroll      1,224.62
     2/16/2001    30235765     Zaltko, Kosovic             2/03/01 - 2/16/01 Payroll      2,131.18

                                                                        Total            86,294.69

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor: New Commodore Cruise Lines      Case Number: 00-27939-BKC-RBR
                --------------------------                   ------------------
                Limited

Reporting Period beginning        2/1/2001       and ending  02/28/01
                           ---------------                  -------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA                          BRANCH:
              ------------------------------------            -----------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              ------------------------------------------------------------------
              Tax Account
ACCOUNT NUMBER:            375 400 1006
                           -----------------------------------------------------
PURPOSE OF ACCOUNT:        Tax Account
                           -----------------------------------------------------

    Beginning Balance                                    2,873.78
                                            ---------------------
    Total of Deposit Made                               44,523.40
                                            ---------------------
    Total Amount of Checks Written                      37,645.55
                                            ---------------------
    Service Charges                                         13.00
                                            ---------------------
    Closing Balance                                      9,738.63
                                            ---------------------

Number of First Check Written this Period                          wires
                                                                   ----------
Number of Last Check Written this Period                           __________

Total Number of Checks Written this Period                                  2
                                                                   ----------

                              INVESTMENT ACCOUNTS
                              -------------------


Type of Negatiable     Face Value           Purchase Price      Date of Purchase
Instrument
--------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor: New Commodore Cruise Lines     Case Number: 00-27939-BKC-RBR
                --------------------------                  -------------------
                Limited
                -------
Reporting Period beginning        2/1/2001      and ending    2/28/2001
                           ---------------                  -------------------

NAME OF BANK: BANK OF AMERICA                  BRANCH:
              ----------------------------                  -------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Tax Account
ACCOUNT NUMBER:            375 400 1006
                           ----------------------------------------------------

PURPOSE OF ACCOUNT:        Tax Account
                           ----------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

   Date     Check Number              Payee             Purpose        Amount
   ----     ------------              -----             -------        ------
 02/02/01   Fed Ref: 000781  Internal Revenue Services  Federal Taxes  22,900.47
 02/21/01   Fed Ref: 003030  Internal Revenue Services  Federal Taxes  14,745.08
 02/28/01   Debit Memo            Bank of America       Bank Fees          13.00
                                                                       37,658.55

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor: New Commodore Cruise Lines      Case Number: 00-27939-BKC-RBR
                --------------------------                   -------------------
                Limited
                -------
Reporting Period beginning        2/1/2001        and ending   2/28/2001
                          ----------------                   -------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA                   BRANCH:
             -----------------------------              ------------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              ------------------------------------------------------------------
              Operating account
ACCOUNT NUMBER:           375 400 0984
                          ------------------------------------------------------

PURPOSE OF ACCOUNT:       Operating account
                          ------------------------------------------------------

     Beginning Balance                             589,447.67
                                                 --------------
     Total of Deposit Made                           8,761.46
                                                 --------------
     Total Amount of Checks Written                265,479.24  Incl wires
                                                 --------------
     Service Charges                                     3.00
                                                 --------------
     Closing Balance                               332,726.91

Number of First Check Written this Period                         26
                                                            ----------
Number of Last Check Written this Period                          92
                                                            ----------

Total Number of Checks Written this Period                         63 (4 voids)
                                                            ----------

                              INVESTMENT ACCOUNTS
                              -------------------


Type of Negotiable        Face Value        Purchase Price     Date of Purchase
Instrument
--------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------


                                CHECK REGISTER
                                --------------

Name of Debtor: New Commodore Cruise Lines   Case Number: 00-27939-BKC-RBR
                --------------------------                ----------------------
                Limited
                -------
Reporting Period beginning        2/1/2001     and ending  2/28/2001
                           ---------------                ----------------------

NAME OF BANK: BANK OF AMERICA              BRANCH:
              --------------------------                -----------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Operating account

ACCOUNT NUMBER:            375 400 0984
                           -----------------------------------------------------

PURPOSE OF ACCOUNT:        Operating account
                           -----------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date        Check Number           Payee                Purpose         Amount
-----       ------------           -----                -------         ------

                                Check Register See Attached           133,993.66
2/1/2001        Wire       Transfer to Payroll Account                 52,725.44
2/1/2001        Wire       Transfer to Tax Account                     25,334.98
2/2/2001        Wire       Transfer to Payroll Account                     64.15
2/2/2001        Wire       Transfer to Tax Account                      3,188.42
2/15/2001       Wire       Transfer to Payroll Account                 34,000.00
2/15/2001       Wire       Transfer to Tax Account                     16,000.00
                           Creditcard Chargebacks                         172.59


                                                                      265,479.24

New Commodore Cruise Line Limited
Debtor In Possession 00-27939
Operating Account Check Register



CHECK   CHECK   VENDOR                                       CHECK  Fin
NUMBER   DATE   NUMBER    NAME                              AMOUNT  Rpt  PURPOSE

26   2/1/2001   2089      BELLSOUTH                      $4,464.12   h   Telephones
27   2/1/2001   9015      IBM CORPORATION-SP4               824.96   g   Computer Equipment Lease
28                        Void
29   2/1/2001   21009     U.S. MARITIME CONSULTANTS       5,000.00   t   Crew Claims Negotiation
30   2/6/2001   *000454   JULIA DE LEON                     156.63   t   COBRA reimbursement
31   2/6/2001   *30210    CONNIE SCHRIDER                    48.50   t   COBRA reimbursement
32   2/6/2001   *50234    ANAND PRASHAD                     156.63   t   COBRA reimbursement
33   2/6/2001   *990323   VIVIAN GAZZOLA                    156.63   t   COBRA reimbursement
34                        VOID
35   2/6/2001   9015      IBM CORPORATION-SP4             6,194.00   g   Computer Equipment Lease
36   2/6/2001   18049     RODOLFO SPINELLI                  413.76   j   Travel Expense Reimbursement
37   2/6/2001   19175     SOUTHEAST COMPUTER SOLUTIONS      375.00   r   Software Modification
38   2/6/2001   21006     U. S. TRUSTEE                     250.00   a   for New Commodore
39   2/6/2001   21006     U. S. TRUSTEE                     250.00   t   for Crown Limited
40   2/6/2001   21006     U. S. TRUSTEE                     250.00   t   for Almira
41   2/6/2001   21006     U. S. TRUSTEE                     250.00   t   for Commodore Cruise LTD
42   2/6/2001   21006     U. S. TRUSTEE                     250.00   t   for Commodore Holdings
43   2/7/2001   1350      AZURE INVESTMENTS INC          46,456.80   t   See Note Below
44   2/7/2001   9043      INFORMATION MANAGEMENT          1,775.00   h   Internet access
45   2/7/2001   30025     LUCIA BENARROSH                   324.02   t   COBRA reimbursement
46   2/7/2001   18001     R.R. DONNELLEY FINANCIAL        1,395.00   t   Reports to SEC (Form 8K)
47   2/8/2001   *000458   JAY PILAR SOTO                    600.00   t   Office move - Electrical work
48   2/8/2001   *000458   JAY PILAR SOTO                    600.00   t   Office move - Electrical work (not duplicate)
49  2/14/2001   *000050   COMPUSERVE                        200.68   h   Internet access
50  2/14/2001   *000123   MARY ALEX                         100.05   t   COBRA reimbursement
51  2/14/2001   *10273    PAYCHEX BUSINESS SOLUTIONS        189.25   t   Processing Form 1099's
52  2/14/2001   2089      BELLSOUTH                       5,244.98   h   Telephone lines
53  2/14/2001   6010      FEDERAL EXPRESS CORP.             261.01   t   Express mail
54  2/14/2001   9038      INDOFF                            962.91   t   Office Move
55  2/14/2001   11059     ZLATKO KOSOVIC                    473.15   t   COBRA reimbursement
56  2/14/2001   12070     LINE LINK COMMUNICATION, INC.  13,038.00   t   Office move - Telephone work
57  2/14/2001   14052     NEXTEL COMMUNICATIONS             899.88   h   Cellular Phones
58  2/14/2001   18049     RODOLFO SPINELLI                  363.96   j   Travel Expense Reimbursement
59  2/14/2001   18064     RICHARD DIPPLE                    483.79   t   COBRA reimbursement
60  2/14/2001   19241     STANDGUARD                         89.94   l   Office Water Machine
61  2/14/2001   19314     SYSTEM ONE COMPANY                 18.76   t   Amadeus for Air tickets
62  2/16/2001   *000060   MIRIAM CAMERA                     156.00   t   COBRA reimbursement
63  2/16/2001   *000459   EVANGELOS GKIOKAS               1,831.00   t   Settle Crew Claim
64  2/16/2001   *50234    ANAND PRASHAD                     156.63   t   COBRA reimbursement
65  2/16/2001   7110      GRANT THORNTON LLP                337.50   t   Expense Reimbursement
66  2/16/2001   11059     ZLATKO KOSOVIC                    473.15   t   COBRA reimbursement
67  2/16/2001   13160     MCI WORLDCOM-UUNET                687.65   h   Office Internet
68  2/16/2001   30025     LUCIA BENARROSH                   324.02   t   COBRA reimbursement
69  2/16/2001   30129     JOSE MARTIN                       313.26   t   COBRA reimbursement
70  2/16/2001   30130     FRED MAYER                      2,171.45   j   Travel Expense Reimbursement
71  2/16/2001   30171     ALAN PRITZKER                   1,417.97   j   Travel Expense Reimbursement
72  2/21/2001   *000451   BEST OFFICE SYSTEM              2,756.38   t   Office Move - Warehouse
73  2/21/2001   3095      CDR PRESIDENTIAL L.L.C.         7,474.48   f   Office Rent
74  2/21/2001   5046      EDOUARD PETITSON                  698.02   j   Travel Expense Reimbursement
75  2/21/2001   12070     LINE LINK COMMUNICATION, INC.   1,280.00   t   Office move - Telephone work
76  2/22/2001   *000460   ZIELINSKI GOMEZ & BIKKER        5,000.00   t   Legal Fees (retainer approved by court)
77  2/22/2001   6010      FEDERAL EXPRESS CORP.              27.04   t   Express mail
78  2/22/2001   15067     PREMIUN ASSIGMENT               5,799.21   n   Insurance
79  2/27/2001   *000454   JULIA DE LEON                     156.63   t   COBRA reimbursement
80  2/27/2001   *000461   THE WALTERS NIXON GROUP, INC    2,914.79   t   Settle Passenger Claim
81  2/27/2001   *20701    UFAC                                4.00   t   Travel Expense Auto Insurance Waiver
82  2/27/2001   *30213    PAOLO BENNASSI                    384.42   t   COBRA reimbursement
83  2/27/2001   *990323   VIVIAN GAZZOLA                    156.63   t   COBRA reimbursement
84  2/27/2001   2089      BELLSOUTH                         766.49   h   Telephone lines
85  2/27/2001   5046      EDOUARD PETITSON                  313.26   t   COBRA reimbursement
86  2/27/2001   6010      FEDERAL EXPRESS CORP.             100.10   t   Express mail
87  2/27/2001   8090      HORR,LINFORS & SKIPP            3,476.95   t   Defense of crew claim (Recoverable from insurer)
88                        VOID
89  2/27/2001   14052     NEXTEL COMMUNICATIONS           1,729.52   h   Cellular Phones
90  2/27/2001   19241     STANDGUARD                         61.37   l   Office Water Machine
91                        VOID
92  2/27/2001   30187     GWEN RICH                         508.33   t   COBRA reimbursement
                                                       ------------
                             Total Check Register       133,993.66
                                                       ============

                                 ATTACHMENT 4
                                 ------------

         MONTHLY BANK ACCOUNT RECONCILIATION (Office Petty Cash Fund)
         ------------------------------------------------------------

Name of Debtor: New Commodore Cruise Lines     Case Number: 00-27939-BKC-RBR
                --------------------------                 ---------------------
                Limited
                -------
Reporting Period beginning        2/1/2001      and ending  2/28/2001
                           ---------------                ---------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK:   N/A                            BRANCH:
                ---------------------------             ------------------------
ACCOUNT NAME:   N/A
                ----------------------------------------------------------------

ACCOUNT NUMBER:            N/A
                           -----------------------------------------------------

PURPOSE OF ACCOUNT:        Minor Office ExpenseOutlays
                           -----------------------------------------------------

          Beginning Balance (at Dec 28, 2000)      1,305.01
                                                 ----------
          Total of Deposit Made                         -
                                                 ----------
          Total Amount Disbursed                     616.04
                                                 ----------
          Service Charges                               -
                                                 ----------
          Closing Balance                            688.97
                                                 ----------

Number of First Check Written this Period                         N/A
                                                                  -----------
Number of Last Check Written this Period                          N/A
                                                                  -----------
Total Number of Checks Written this Period                                  0
                                                                  -----------



DISBURSEMENT DETAIL


--------------------------------------------------------------------------------
U.S. Post Office                               Postage          $  204.00
Jay Soto (Electrical work for office move)                    $    300.00
Publix                                       Office supplies  $     14.99
M. Camera (express mail/F. Mayer)            Postage          $      4.35
M. Camera                                    Coffee supplies  $      3.20
U.S. Post Office for P.O. Box                Postage          $     89.50
                                                               -----------
Total Disbursements                                           $    616.04
                                                               ===========

                                 ATTACHMENT 6
                                 ------------

                              MONTHLY TAX REPORT
                              ------------------

Name of Debtor: New Commodore Cruise Lines    Case Number: 00-27939-BKC-RBR
                --------------------------                ----------------------
                Limited
                -------
Reporting Period beginning       2/1/2001      and ending   2/28/2001
                          ---------------                ----------------------

                          TAXES PAID DURING THE MONTH
                          ---------------------------


Report all post-petition taxes paid directly or deposited into the tax account.

     Date          Bank            Description                Amount
     ----          ----            ------------               ------

     02/06/01                FICA & Fed Witholding Taxes     22,900.47
     02/20/01                FICA & Fed Witholding Taxes     14,745.08

                                                             37,645.55





--------------------------------------------------------------------------------

                              TAXES OWED AND DUE
                              ------------------


Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's
compensation. Date last tax return filed         31-Jan-01          Period
                                         --------------------------
4th Quarter 2000
-------------------

Name of             Date
Taxing              Payment
Authority           Due                  Description                 Amount
---------           -------              -----------                 ------

IRS                 April 30 2001  Federal Unemployment Tax          1,217.83
State of Florida    April 30 2001  Florida State Unemployment Tax    7,644.26
State of Louisiana  April 30 2001  Louisiana State Income Tax          487.68
                                                                   -----------
Total Taxes Due                                                      9,349.77
                                                                   ===========

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: New Commodore Cruise Lines    Case Number: 00-27939-BKC-RBR
                ----------------------------              -------------------

Reporting Period beginning          2/1/01    and ending            2/28/01
                                ------------              -------------------
Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner               Title                Amount Paid
--------------------------------------------------------------------------
Frederick A. Mayer            Chief Executive Officer        $    8,650.56
Alan Pritzker                 Chief Financial Officer        $   13,538.48
Rodolfo Spinelli              Sr. Vice Pres. - Technical Ops $    8,923.08

--------------------------------------------------------------------------------

                                PERSONNEL REPORT
                                ----------------

                                                  Full Time      Part Time
Number of employees at beginning of period               24              0
                                                 -----------    -----------
Number hired during the period                                           1
                                                 -----------    -----------
Number terminated or resigned during period               7
                                                 -----------    -----------
Number of employees on payroll at end of period          17              1
                                                 -----------    -----------

--------------------------------------------------------------------------------

                           CONFIRMATION OF INSURANCE
                           -------------------------

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.


          Agent &                                                    Date
          Phone                         Coverage        Expiration   Premium
Carrier   Number       Policy No        Type            Date         Due
-------   -------      ---------        --------        ----------   -------

                                 ATTACHMENT 8
                                 ------------

               SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
               ------------------------------------------------




















We anticipate filing a Plan of Reorganization and Disclosure Statement on or before
      -------------------